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          AMENDMENT TO HEALTH OPTIONS, INC. PARTICIPATION AGREEMENT
                             (CAPITATION)

     WHEREAS, the parties have entered into a Health Options, Inc. Participation Agreement (Capitation)("the Agreement") with initial effective date of June
1, 1997; and

     WHEREAS, the parties are in the process of finalizing the terms of a new provider agreement to replace this Agreement given the anticipated enhanced utilization by HEALTH OPTIONS of the services of Provider going forward; and

     WHEREAS, since the parties have agreed that the role of Provider under this Agreement has been modified to such an extent that it is necessary to amend this Agreement;

     IT IS THEREFORE agreed as follows:

     1. Attachment A to this document, this attachment entitled "PAYMENT SCHEDULE," is made a part of this Agreement and hereby amends the Agreement as of 4/1/01; and
                          ------
     2. To the extent of any inconsistency between the terms of this document and the Agreement, the terms of this document control.

     By signing below the parties hereby execute this document which so amends the Agreement.


PROVIDER                                          HEALTH OPTIONS, INC.



By:  /s/ Rajat Rai                              By:   /s/ Kenneth G. Sellen
     --------------------                             -----------------------
Its Authorized Agent                              Its Authorized Agent

Date Signed:   3/29/01                            Date Signed:   7/3/01
             ------------                                      --------------

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*A Confidential Treatment Request pursuant to Rule 24(B)-2 under the
Securities Exchange Act Of 1934, as amended, for certain information in this document has been filed with the Securities and Exchange Commission. The information for which treatment has been sought has been deleted from such exhibit and the deleted text replaced by an asterisk (*).

                    BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
                                        AND
                                HEALTH OPTIONS, INC.
                           PHARMACY SERVICES AGREEMENT

                                    ATTACHMENT A

                                  PAYMENT SCHEDULE

I.  CAPITATION

*

Service Area members = Health Options Inc. and Medicare and More members located in the following counties:
     Broward
     Dade
     Martin
     Okeechobee
     Palm Beach
     St. Lucie





THE FOLLOWING SERVICES WILL BE INCLUDED IN THE CAPITATION RATE:

*

                                    1 of 3
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*

THE FOLLOWING ARE NOT INCLUDED IN THE CAPITATION RATE (PAID UNDER FEE FOR SERVICE PAYMENT RATE):

*

II. FEE FOR SERVICE PAYMENT RATE.

*

                                    2 of 3
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*

THE FOLLOWING ARE NOT INCLUDED UNDER THIS CONTRACT:

*

                                  3 of 3